UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2020

ZEDGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-37782	26-3199071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1178 Broadway, Ste 1450 (3rd Floor), New York, NY	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 577-3424

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Class B common stock, par value $.01 per share	ZDGE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition

On October 22, 2020, Zedge, Inc. (the “Registrant”) issued a press release announcing its results of operations for its fourth fiscal quarter and fiscal year ended July 31, 2020. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The Registrant is furnishing the information contained in this Report, including Exhibit 99.1, pursuant to Item 2.02 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC unless otherwise expressly stated in such filing. In addition, this Report and the press release contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in the press release.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On October 19, 2020, the Compensation Committee of the Board of Directors awarded 10,619 shares of the Registrant’s Class B Common to Elliot Gibber in connection with his fiscal 2020 service as Interim Chief Executive Officer, which he served from November 7, 2019 to August 5, 2020. Mr. Gibber is currently an independent director of the Registrant.

On October 19, 2020, the Compensation Committee of the Board of Directors extended the expiration date of 181,616 options to purchase the Registrant’s Class B Common Stock held by Jonathan Reich, the Registrant’s Chief Executive Officer, from October 31, 2021 to May 31, 2026. Such options are fully vested and were granted under the Registrants 2008 Stock Option and Incentive Plan. The options have an exercise price of $1.73 per share.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No	Document
99.1	Earnings Release, dated October 22, 2020, reporting the results of operations for Zedge, Inc.’s fourth fiscal quarter and fiscal year ended July 31, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEDGE, INC.

By:	/s/ Jonathan Reich
Name:	Jonathan Reich
Title:	Chief Financial Officer

Dated: October 22, 2020

EXHIBIT INDEX

Exhibit Number	Document
99.1	Earnings Release, dated October 22, 2020, reporting the results of operations for Zedge, Inc.’s fourth fiscal quarter and fiscal year ended July 31, 2020.

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